SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 3, 1998


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                         0-09781                  74-2099724
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


1600 Smith Street, Dept. HQSEO, Houston, Texas                      77002
(Address of principal executive offices)                          (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)




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Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-61601) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated October 21, 1998, to the Prospectus, dated August 25, 1998, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 1998-3.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONTINENTAL AIRLINES, INC.


                                     By /S/ JEFFERY A. SMISEK
                                        ---------------------------------------
                                        Jeffery A. Smisek
                                        Executive Vice President, Secretary
                                        and General Counsel

November 13, 1998



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                                  EXHIBIT INDEX

       1.1 Underwriting Agreement, dated October 21, 1998, among Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, Credit Suisse First Boston, New York Branch, as Depositary, and Continental Airlines, Inc.

       4.1 Revolving Credit Agreement (1998-3A-1), dated as of November 3, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, as Liquidity Provider

       4.2 Revolving Credit Agreement (1998-3A-2), dated as of November 3, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, as Liquidity Provider

       4.3 Revolving Credit Agreement (1998-3B), dated as of November 3, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Capital Services, Inc., as Liquidity Provider

       4.4 Revolving Credit Agreement (1998-3C-1), dated as of November 3, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Capital Services, Inc., as Liquidity Provider

       4.5 Revolving Credit Agreement (1998-3C-2), dated as of November 3, 1998, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Capital Services, Inc., as Liquidity Provider

       4.6 Guarantee, dated November 3, 1998, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (1998-3B)

       4.7 Guarantee, dated November 3, 1998, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (1998-3C-1)

       4.8 Guarantee, dated November 3, 1998, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (1998-3C-2)

       4.9 Trust Supplement No. 1998-3A-1-O, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997


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       4.10    Trust Supplement No. 1998-3A-1-S, dated November 3, 1998, between
               Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.11 Trust Supplement No. 1998-3A-2-O, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.12 Trust Supplement No. 1998-3A-2-S, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.13 Trust Supplement No. 1998-3B-O, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.14 Trust Supplement No. 1998-3B-S, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.15 Trust Supplement No. 1998-3C-1-O dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.16 Trust Supplement No. 1998-3C-1-S, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.17 Trust Supplement No. 1998-3C-2-O, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.18 Trust Supplement No. 1998-3C-2-S, dated November 3, 1998, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

       4.19 Intercreditor Agreement, dated as of November 3, 1998, among Wilmington Trust Company, as Trustee, Westdeutsche Landesbank Girozentrale, as Class A-1 Liquidity Provider and Class A-2 Liquidity Provider, Morgan Stanley Capital Services, Inc., as Class B Liquidity Provider, Class C-1 Liquidity Provider and Class C-2 Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

       4.20 Deposit Agreement (Class A-1), dated as of November 3, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary


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       4.21    Deposit  Agreement  (Class  A-2),  dated as of  November 3, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

       4.22 Deposit Agreement (Class B), dated as of November 3, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

       4.23 Deposit Agreement (Class C-1), dated as of November 3, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

       4.24 Deposit Agreement (Class C-2), dated as of November 3, 1998, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary

       4.25 Escrow and Paying Agent Agreement (Class A-1), dated as of November 3, 1998, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

       4.26 Escrow and Paying Agent Agreement (Class A-2), dated as of November 3, 1998, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

       4.27 Escrow and Paying Agent Agreement (Class B), dated as of November 3, 1998, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

       4.28 Escrow and Paying Agent Agreement (Class C-1), dated as of November 3, 1998, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon

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               Smith Barney Inc., as Underwriters,  Wilmington Trust Company, as
               Trustee, and Wilmington Trust Company, as Paying Agent

       4.29 Escrow and Paying Agent Agreement (Class C-2), dated as of November 3, 1998, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

       4.30 Note Purchase Agreement, dated as of November 3, 1998, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

       4.31 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

       4.32 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

       4.33 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

       4.34 Form of Leased Aircraft Trust Agreement (Trust Agreement between [______________] and First Security Bank, National Association) (Exhibit A-5 to Note Purchase Agreement)

       4.35 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

       4.36 Form of Owned Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)


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       4.37    Form of Owned Aircraft  Indenture  (Trust  Indenture and Mortgage
               between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

       4.38 6.82% Continental Airlines Pass Through Certificate 1998-3A-1-O, Certificate No. 1

       4.39 6.32% Continental Airlines Pass Through Certificate 1998-3A-2-O, Certificate No. 1

       4.40 7.02% Continental Airlines Pass Through Certificate 1998-3B-O, Certificate No. 1

       4.41 7.08% Continental Airlines Pass Through Certificate 1998-3C-1-O, Certificate No. 1

       4.42 7.25% Continental Airlines Pass Through Certificate 1998-3C-2-O, Certificate No. 1

       23.1    Consent of Aircraft Information Services, Inc., dated October 13,
               1998

       23.2    Consent of AvSOLUTIONS, Inc., dated October 13, 1998

       23.3    Consent of Morten Beyer and Agnew, Inc., dated October 13, 1998